Putnam
Voyager
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

Given the tumultuous environment that dominated Putnam Voyager Fund's semiannual period in the wake first of the terrorist attacks and then the Enron collapse, performance for the six months ended January 31, 2002, though still negative, represents a significant improvement over the prior year's results.

We are not out of the woods yet, but signs are beginning to appear that suggest the economic and market fundamentals are not as dire as many observers believed in the weeks immediately following September 11. However, exactly when investors will regain their confidence and re-enter the market remains to be seen.

As you will note in this report, we are now listing the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Large-Cap Growth and U.S. Large-Cap
Core teams

Historic events dominated stock market activity during the first half of Putnam Voyager Fund's 2002 fiscal year, which began August 1, 2001, and ended January 31, 2002. The tragic terrorist attacks of September 11, of course, were by far the most significant. These actions triggered a sharp selloff in the market and disrupted business and consumer spending. Fortunately, public confidence rebounded from October to December, and stock prices also rallied. Near the end of the period, however, the fallout from the bankruptcy of Enron appeared to undercut market confidence again. During the period, your fund's portfolio was well diversified and favored growth stocks with less price volatility. This relatively conservative positioning helped limit losses as the market declined early and late in the period, but also limited the fund's ability to participate in the brief year-end rally. Consequently, your fund underperformed its Lipper large-cap growth fund category as well as its benchmark, the Russell 1000 Growth Index.

Total return for 6 months ended 1/31/02

       Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
   -8.99%  -14.21%   -9.36%  -13.69%   -9.34%  -10.21%   -9.28%  -12.46%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MAJOR EVENTS SHAPED INVESTMENT LANDSCAPE

Initially, the violent shock of September 11 and the U.S. military response seemed to be events that brought an end to a long economic expansion. However, it soon became apparent that the U.S. economy had already slowed to a near standstill at an earlier point in the spring of 2001. The impact of September 11 on businesses and consumers hastened a contraction already underway. The U.S. Federal Reserve Board responded by cutting interest rates and flooding the markets with liquidity, providing even more stimulus on top of the multiple rate cuts earlier in the year. This, along with anticipation of a recovery, fueled stock gains from October to December. In January, stocks gave up ground as profit growth remained uninspiring.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals        13.6%

Retail                  7.9%

Electronics             6.8%

Software                6.5%

Banking                 5.8%

Footnote reads:
*Based on net assets as of 1/31/02. Holdings will vary over time.


Near the end of the period, a second issue emerged to weigh on the market: the collapse of Enron, the largest bankruptcy in U.S. history. Enron had been a holding in your fund at the beginning of the period, worth a little under one half a percent of total net assets. We began to sell the stock when the company's chief executive officer resigned in August, and continued to sell it when news surfaced in October regarding the company's troubled off-balance sheet partnerships. We eliminated the position. By selling this and other declining stocks the fund posted realized losses during the period, as shown in the Statement of Operations on page 23. However, Enron's indirect impact on fund performance was probably greater than its direct impact, because its fall has raised concerns about corporate accounting practices in general. Until the market is able to digest all of the details of the case, it may continue to overreact when accounting questions are raised with other companies, even if the issues involve legitimate practices unrelated to the types of activities in which Enron engaged.

* DIVERSE HOLDINGS RESISTED DOWNWARD TREND

We select stocks for the fund using fundamental, stock-by-stock analysis. We start with an expansive view of the growth-stock universe, looking for companies with earnings growth above the average of the market. Some are growing at faster rates than others. Although we invest the majority of assets in large companies, we also include a number of mid-cap stocks. The fund typically has holdings in every sector and industry of the economy in order to provide exposure to a broad spectrum of opportunities.

Fund Profile

Putnam Voyager Fund seeks long-term capital appreciation by investing in stocks of companies believed to offer above- average growth potential. The fund invests in a diversified portfolio of large and midsize companies across a range of industries. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund is appropriate for investors seeking long-term growth of capital and broad exposure to growth-oriented companies.

The holdings in the fund that performed the best during the past six months exemplify its diversification. Philip Morris, the consumer staples giant, and the food division that it spun off last year -- Kraft Foods -- both appreciated during the period. They were in favor because they sell products for which demand is consistent, not cyclical. Although these holdings, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, they are subject to changes in accordance with the fund's strategy.

In the retailing sector, the fund benefited from owning TJX Companies, which operates the TJ Maxx and Marshall's stores, and from owning Lowe's, the chain of home-improvement stores. After the end of the period, Lowe's reported a 55% increase in quarterly sales as the economic slowdown caused thrifty consumers to favor discount stores. Fund holding Lockheed Martin benefited in the period from an increase in federal defense expenditures as the United States planned a long-term military campaign against terrorism. Accenture, a technology services company formerly known as Andersen Consulting, and which the fund acquired in an initial public offering last summer, made steady gains during the period. Accenture has actually benefited from the Enron situation because it separated from the accounting firm Arthur Andersen years ago. Other accounting firms now face questions about connections between their accounting and consulting arms, but Accenture is viewed as independent.

* FUND LAGGED IN UNEXPECTED REBOUND

In addition to posting negative absolute results, the portfolio lagged behind the universe of growth stocks during the period. The fund, by its strategy, was well-diversified across growth stocks at a time when a specific type led the market -- stocks that exhibit high performance volatility, or beta. We considered valuations for these stocks high relative to the earnings recovery we forecast, so we decided to favor less-volatile stocks.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

General Electric Co.
Conglomerates

Intel Corp.
Electronics

Johnson & Johnson
Pharmaceuticals

Cisco Systems
Communications equipment

Philip Morris Companies, Inc.
Tobacco

Exxon Mobil Corp.
Oil and gas

American International Group, Inc.
Insurance

Citigroup, Inc.
Financial

Footnote reads:
These holdings represent 28.8% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.


In the technology sector, for example, we favored stocks priced more attractively relative to their growth expectations. Motorola and Compaq were two of the larger holdings. During the fourth-quarter rally, these stocks lagged behind other tech stocks that we considered more risky.

Other holdings with disappointing results were clustered in the telecommunications sector. These included major service providers such as SBC Communications and Qwest Communications. SBC performed quite well in the aftermath of September 11, but declined during the market rally. Among wireless holdings, Sprint PCS performed poorly, particularly in January, when it reduced its forecast growth of wireless subscriptions.

The fund also owned Tyco International and Providian. Tyco has grown through acquisitions for several years, but the market recently expressed concerns about its accounting methods and the stock price dropped in January. In response, the company announced it would break into smaller companies. We continue to own the stock and believe it offers growth potential. Providian is the nation's sixth-largest credit card company. It ran into trouble last fall when many of its customers, losing their jobs and income during the economic slowdown, also failed to make credit card payments. We sold almost all of the fund's exposure to Providian.

* MODERATE RECOVERY MAY BE ON THE HORIZON

Just as the economic expansion that came to an end last year was unusual in many ways, so too does the current recession appear to defy historic trends. Preliminary data showing that the labor market has stabilized could make this downturn unusually brief and mild. However, the recovery taking shape also appears to be mild. Consumer spending, for example, never dropped significantly, so it is unlikely to surge. Corporate capital investment is also not poised for a big jump. Without stronger gains in these areas, it will be difficult for corporate profits to rise on a broad front. With that as the case, we will continue to maintain a well-diversified portfolio and limit exposure to stocks with a higher degree of price volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future.

News from the Trustees

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.




TOTAL RETURN FOR PERIODS ENDED 1/31/02

                              Class A               Class B              Class C             Class M
(inception dates)            (4/1/69)              (4/27/92)            (7/26/99)           (12/1/94)
                           NAV       POP         NAV       CDSC       NAV       CDSC        NAV    POP
-----------------------------------------------------------------------------------------------------------
6 months                 -8.99%    -14.21%     -9.36%    -13.69%     -9.34%   -10.21%     -9.28%  -12.46%
-----------------------------------------------------------------------------------------------------------
1 year                  -24.23     -28.59     -24.79     -28.38     -24.82    -25.54     -24.66   -27.30
-----------------------------------------------------------------------------------------------------------
5 years                  48.38      39.82      42.90      41.00      43.04     43.04      44.70    39.67
Annual average            8.21       6.93       7.40       7.11       7.42      7.42       7.67     6.91
-----------------------------------------------------------------------------------------------------------
10 years                219.56     201.31     195.76     195.76     196.61    196.61     204.00   193.37
Annual average           12.32      11.66      11.45      11.45      11.49     11.49      11.76    11.36
-----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           12.95      12.75      11.91      11.91      12.10     12.10      12.21    12.09
-----------------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                               Russell 1000  Russell 1000  Consumer
                               Growth Index     Index     price index
-----------------------------------------------------------------------
6 months                            -6.51%      -5.72%      0.11%
-----------------------------------------------------------------------
1 year                             -26.88      -16.32       1.08
-----------------------------------------------------------------------
5 years                             36.58       53.53      11.42
Annual average                       6.43        8.95       2.19
-----------------------------------------------------------------------
10 years                           180.34      234.69      28.60
Annual average                      10.86       12.84       2.55
-----------------------------------------------------------------------
Annual average
(life of fund)                         --*         --*      4.97
-----------------------------------------------------------------------

* The inception of the Russell 1000 Growth Index was December 31, 1978, and the inception date of the Russell 1000 Index was December 28, 1978. Both were after the fund's inception.

  Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

  Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and class M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
  (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance data for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/02

                                     Class A         Class B      Class C        Class M
--------------------------------------------------------------------------------------------
Distributions
(number)                                1               1            1             1
--------------------------------------------------------------------------------------------
Income                               $0.042          $  --        $  --         $  --
--------------------------------------------------------------------------------------------
Capital gains
  Long-term                           0.745           0.745        0.745         0.745
--------------------------------------------------------------------------------------------
  Short-term                           --              --           --            --
--------------------------------------------------------------------------------------------
  Total                              $0.787          $0.745       $0.745        $0.745
--------------------------------------------------------------------------------------------
Share value:                       NAV      POP        NAV          NAV       NAV      POP
--------------------------------------------------------------------------------------------
7/31/01                          $19.53   $20.72     $17.59       $19.23     $18.71   $19.39
--------------------------------------------------------------------------------------------
1/31/02                           17.02    18.06      15.23        16.72      16.26    16.85
--------------------------------------------------------------------------------------------






TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                               Class A               Class B               Class C             Class M
(inception dates)             (4/1/69)             (4/27/92)             (7/26/99)            (12/1/94)
                           NAV        POP        NAV       CDSC        NAV       CDSC        NAV      POP
-----------------------------------------------------------------------------------------------------------
6 months                -10.11%    -15.30%    -10.46%    -14.73%    -10.42%    -11.28%    -10.35%   -13.50%
-----------------------------------------------------------------------------------------------------------
1 year                  -22.46     -26.91     -23.04     -26.71     -23.02     -23.76     -22.85    -25.54
-----------------------------------------------------------------------------------------------------------
5 years                  57.46      48.44      51.65      49.64      51.81      51.81      53.66     48.27
Annual average            9.50       8.22       8.68       8.40       8.71       8.71       8.97      8.20
-----------------------------------------------------------------------------------------------------------
10 years                224.82     206.26     200.81     200.81     201.41     201.41     209.23    198.42
Annual average           12.50      11.84      11.64      11.64      11.66      11.66      11.95     11.55
-----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           13.05      12.84      12.01      12.01      12.20      12.20      12.30     12.18
-----------------------------------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Index is an unmanaged index of the largest 1000 companies in the Russell 3000 Index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2002 (Unaudited)

COMMON STOCKS (99.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            925,516 Interpublic Group of Companies, Inc.                                            $    26,719,647
            419,850 Omnicom Group, Inc.                                                                  36,682,295
                                                                                                      -------------
                                                                                                         63,401,942

Aerospace and Defense (1.1%)
-------------------------------------------------------------------------------------------------------------------
            379,400 Boeing Co. (The)                                                                     15,536,430
             22,000 L-3 Communications Holdings, Inc. (NON)                                               2,255,440
          2,685,400 Lockheed Martin Corp.                                                               142,245,638
          2,413,500 Raytheon Co.                                                                         92,364,645
            380,600 Rockwell Collins, Inc.                                                                8,506,410
            277,095 United Technologies Corp.                                                            19,044,739
                                                                                                      -------------
                                                                                                        279,953,302

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            978,600 Southwest Airlines Co.                                                               18,534,684

Automotive (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,314,430 Delphi Automotive Systems Corp.                                                      18,783,205
          2,002,000 Ford Motor Co.                                                                       30,630,600
            970,900 General Motors Corp.                                                                 49,651,826
            438,000 Johnson Controls, Inc.                                                               36,818,280
              1,700 Magna International, Inc. Class A (Canada)                                              110,415
              5,900 TRW, Inc.                                                                               249,983
                                                                                                      -------------
                                                                                                        136,244,309

Banking (5.8%)
-------------------------------------------------------------------------------------------------------------------
          1,799,000 Bank of America Corp.                                                               113,390,970
          3,252,168 Bank of New York Company, Inc. (The)                                                133,273,845
             83,800 BB&T Corp.                                                                            2,953,112
          1,862,890 Charter One Financial, Inc.                                                          55,476,864
          2,421,900 Comerica, Inc.                                                                      136,328,751
          1,450,275 Fifth Third Bancorp                                                                  91,729,894
            650,900 Greenpoint Financial Corp.                                                           27,923,610
            946,400 M&T Bank Corp.                                                                       70,980,000
          2,158,200 Mellon Financial Corp.                                                               82,874,880
            768,500 South Trust Corp.                                                                    18,935,840
            471,617 State Street Corp.                                                                   25,363,562
         16,741,835 U.S. Bancorp                                                                        348,565,005
          1,526,500 Washington Mutual, Inc.                                                              52,389,480
          4,288,852 Wells Fargo & Co.                                                                   198,959,844
          1,472,500 Zions Bancorporation                                                                 74,125,650
                                                                                                      -------------
                                                                                                      1,433,271,307

Beverage (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,793,000 Anheuser-Busch Companies, Inc.                                                      132,025,110
          5,778,650 Coca-Cola Co. (The)                                                                 252,815,938
          2,736,200 Coca-Cola Enterprises, Inc.                                                          44,463,250
          2,227,400 Pepsi Bottling Group, Inc. (The)                                                     51,341,570
          3,157,130 PepsiCo, Inc.                                                                       158,140,642
                                                                                                      -------------
                                                                                                        638,786,510

Biotechnology (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,314,225 Amgen, Inc. (NON)                                                                   239,439,488
            280,000 Biogen, Inc. (NON)                                                                   15,181,600
             60,500 Chiron Corp. (NON)                                                                    2,563,385
            520,100 Genentech, Inc. (NON)                                                                25,718,945
          1,173,506 Genzyme Corp. (NON)                                                                  53,523,609
            324,000 Gilead Sciences, Inc. (NON)                                                          21,196,080
             50,500 ICOS Corp. (NON)                                                                      2,161,400
            497,344 Immunex Corp. (NON)                                                                  13,900,765
            282,400 Invitrogen Corp. (NON)                                                               15,128,168
          1,412,700 MedImmune, Inc. (NON)                                                                59,856,099
            343,300 Millennium Pharmaceuticals, Inc. (NON)                                                6,526,133
            390,500 SICOR, Inc. (NON)                                                                     6,130,850
                                                                                                      -------------
                                                                                                        461,326,522

Broadcasting (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,906,540 Clear Channel Communications, Inc. (NON)                                            133,817,102
            491,700 Cox Radio, Inc. Class A (NON)                                                        10,964,910
            873,600 Echostar Communications Corp. Class A (NON)                                          23,849,280
                                                                                                      -------------
                                                                                                        168,631,292

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
            210,400 Adelphia Communications Corp. Class A (NON)                                           5,430,424
            174,500 Charter Communications, Inc. Class A (NON)                                            2,149,840
          3,384,400 Comcast Corp. Class A (NON)                                                         120,078,512
                                                                                                      -------------
                                                                                                        127,658,776

Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
            422,200 Eaton Corp.                                                                          31,065,476

Chemicals (0.4%)
-------------------------------------------------------------------------------------------------------------------
            406,500 Air Products & Chemicals, Inc.                                                       18,800,625
            771,700 E.I. du Pont de Nemours & Co.                                                        34,085,989
            396,920 Eastman Chemical Co.                                                                 15,940,307
            489,600 PPG Industries, Inc.                                                                 23,789,664
            397,100 Rohm & Haas Co.                                                                      14,605,338
             26,000 Sigma-Adrich Corp.                                                                    1,087,320
                                                                                                      -------------
                                                                                                        108,309,243

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             44,000 Choicepoint, Inc. (NON)                                                               2,314,400
            288,100 eBay, Inc. (NON)                                                                     17,003,662
            280,700 H&R Block, Inc.                                                                      12,985,182
             40,600 Hotel Reservations Network, Inc. Class A (NON)                                        2,272,382
            523,500 Iron Mountain, Inc. (NON)                                                            16,778,175
            143,400 Paychex, Inc.                                                                         5,262,780
            166,700 TMP Worldwide, Inc. (NON)                                                             7,096,419
             42,200 Tech Data Corp. (NON)                                                                 2,131,944
            211,800 United Rentals, Inc. (NON)                                                            4,500,750
                                                                                                      -------------
                                                                                                         70,345,694

Communications Equipment (2.9%)
-------------------------------------------------------------------------------------------------------------------
            523,800 Avaya, Inc. (NON)                                                                     4,504,680
         28,173,800 Cisco Systems, Inc. (NON)                                                           557,841,240
            617,908 Comverse Technology, Inc. (NON)                                                      13,204,694
            522,000 Foundry Networks, Inc. (NON)                                                          4,029,840
             53,500 Harris Corp.                                                                          1,871,965
          4,640,034 Lucent Technologies, Inc.                                                            30,345,822
          2,159,850 QUALCOMM, Inc. (NON)                                                                 95,141,393
            308,500 Tekelec (NON)                                                                         4,374,530
                                                                                                      -------------
                                                                                                        711,314,164

Computers (5.0%)
-------------------------------------------------------------------------------------------------------------------
            655,900 Brocade Communications Systems, Inc. (NON)                                           23,874,760
         14,893,600 Compaq Computer Corp.                                                               183,935,960
          8,850,978 Dell Computer Corp. (NON)                                                           243,313,385
          7,495,200 EMC Corp. (NON)                                                                     122,921,280
            169,300 Emulex Corp. (NON)                                                                    7,789,493
          1,919,800 Hewlett-Packard Co.                                                                  42,446,778
          3,970,168 IBM Corp.                                                                           428,341,426
          1,188,000 Lexmark International, Inc. (NON)                                                    65,993,400
          1,174,250 NCR Corp. (NON)                                                                      49,952,595
          5,664,200 Sun Microsystems, Inc. (NON)                                                         60,946,792
            791,032 VeriSign, Inc. (NON)                                                                 24,411,248
                                                                                                      -------------
                                                                                                      1,253,927,117

Conglomerates (5.4%)
-------------------------------------------------------------------------------------------------------------------
         27,328,316 General Electric Co. (SEG)                                                        1,015,246,939
          1,629,900 Honeywell International, Inc.                                                        54,780,939
          7,488,814 Tyco International, Ltd. (Bermuda) (SEG)                                            263,231,812
                                                                                                      -------------
                                                                                                      1,333,259,690

Consumer Finance (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,422,070 Capital One Financial Corp.                                                          71,345,252
          1,237,300 Household International, Inc.                                                        63,399,252
          4,446,133 MBNA Corp.                                                                          155,614,655
            152,500 Metris Companies, Inc.                                                                2,173,125
          1,859,400 Providian Financial Corp.                                                             7,158,690
                                                                                                      -------------
                                                                                                        299,690,974

Consumer Goods (1.4%)
-------------------------------------------------------------------------------------------------------------------
             21,700 Avon Products, Inc.                                                                   1,067,640
          2,974,100 Colgate-Palmolive Co.                                                               169,969,815
          2,032,000 Gillette Co. (The)                                                                   67,665,600
            306,500 Kimberly-Clark Corp.                                                                 18,481,950
          1,141,235 Procter & Gamble Co.                                                                 93,216,075
                                                                                                      -------------
                                                                                                        350,401,080

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
            211,300 Ingram Micro, Inc. Class A (NON)                                                      3,803,400
          2,807,780 SYSCO Corp.                                                                          83,166,444
                                                                                                      -------------
                                                                                                         86,969,844

Electric Utilities (2.0%)
-------------------------------------------------------------------------------------------------------------------
              4,300 Dominion Resources, Inc.                                                                253,141
          1,397,400 Duke Energy Corp.                                                                    48,727,338
          3,620,300 Edison International                                                                 55,933,635
            925,600 Entergy Corp.                                                                        38,116,208
            834,900 Exelon Corp.                                                                         41,110,476
          1,413,970 FPL Group, Inc.                                                                      75,802,932
          3,481,300 PG&E Corp.                                                                           74,847,950
            577,700 Pinnacle West Capital Corp.                                                          23,027,122
            527,150 Progress Energy, Inc.                                                                23,036,455
          3,033,900 Reliant Energy, Inc.                                                                 76,090,212
          1,408,241 Utilicorp United, Inc.                                                               32,685,274
                                                                                                      -------------
                                                                                                        489,630,743

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,322,950 Emerson Electric Co.                                                                 76,651,723

Electronics (6.8%)
-------------------------------------------------------------------------------------------------------------------
            511,648 Advanced Micro Devices, Inc. (NON)                                                    8,211,950
          4,650,800 Agere Systems, Inc. Class A (NON)                                                    23,812,096
            729,550 Agilent Technologies, Inc. (NON)                                                     22,141,843
          1,179,300 Altera Corp. (NON)                                                                   29,624,016
            194,490 Analog Devices, Inc. (NON)                                                            8,518,662
            482,500 Arrow Electronics, Inc. (NON)                                                        14,841,700
            803,200 Avnet, Inc.                                                                          21,405,280
            675,090 Broadcom Corp. Class A (NON)                                                         28,671,072
            950,900 Celestica, Inc. (Canada) (NON)                                                       40,127,980
            316,600 Conexant Systems, Inc. (NON)                                                          4,128,464
            443,000 Cypress Semiconductor Corp. (NON)                                                     9,639,680
            403,100 Fairchild Semiconductor Corp. Class A (NON)                                          10,637,809
          3,194,900 Flextronics International, Ltd. (Singapore) (NON)                                    70,926,780
            359,200 Integrated Device Technology, Inc. (NON)                                             10,973,560
         24,082,400 Intel Corp.                                                                         843,847,296
            391,500 Intersil Corp. Class A (NON)                                                         11,635,380
            403,200 Jabil Circuit, Inc. (NON)                                                             9,354,240
            230,700 Lattice Semiconductor Corp. (NON)                                                     5,153,838
          1,034,547 Linear Technology Corp.                                                              42,799,209
            390,099 LSI Logic Corp. (NON)                                                                 6,467,841
            218,100 Marvell Technology Group, Ltd. (Bermuda) (NON)                                        8,754,534
          1,645,354 Maxim Integrated Products, Inc. (NON)                                                91,300,693
            111,700 Micrel, Inc. (NON)                                                                    2,636,120
            178,700 Microchip Technology, Inc. (NON)                                                      6,735,203
         12,716,650 Motorola, Inc.                                                                      169,258,612
            123,900 NVIDIA Corp. (NON)                                                                    8,145,186
            527,255 PMC-Sierra, Inc. (NON)                                                               12,585,577
            124,100 RF Micro Devices, Inc. (NON)                                                          2,272,271
            773,708 Sanmina Corp. (NON)                                                                  11,358,033
            162,700 Silicon Laboratories, Inc. (NON)                                                      5,011,160
          3,853,500 Texas Instruments, Inc.                                                             120,267,735
            198,700 Thermo Electron Corp. (NON)                                                           4,363,452
            554,000 Vishay Intertechnology, Inc. (NON)                                                   10,309,940
            582,791 Xilinx, Inc. (NON)                                                                   25,263,990
                                                                                                      -------------
                                                                                                      1,701,181,202

Energy (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,133,100 Baker Hughes, Inc.                                                                   39,885,120
            903,700 BJ Services Co. (NON)                                                                28,014,700
             16,100 ENSCO International, Inc.                                                               383,180
            872,496 GlobalSantaFe Corp.                                                                  24,778,886
            431,300 Halliburton Co.                                                                       5,930,375
            235,175 Nabors Industries, Inc. (NON)                                                         7,363,329
            857,700 Schlumberger, Ltd.                                                                   48,365,703
                                                                                                      -------------
                                                                                                        154,721,293

Entertainment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            104,600 International Speedway Corp. Class A                                                  4,262,450
            180,000 Pixar, Inc. (NON)                                                                     5,846,400
          5,499,135 Viacom, Inc. Class B (NON)                                                          219,910,369
                                                                                                      -------------
                                                                                                        230,019,219

Financial (3.3%)
-------------------------------------------------------------------------------------------------------------------
             31,500 American Express Co.                                                                  1,129,275
         10,214,037 Citigroup, Inc.                                                                     484,145,354
            103,500 Fannie Mae                                                                            8,378,325
          4,766,029 Freddie Mac                                                                         319,895,866
            202,800 Moody's Corp.                                                                         7,609,056
                                                                                                      -------------
                                                                                                        821,157,876

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
            718,800 General Mills, Inc.                                                                  35,616,540
             98,700 Hershey Foods Corp.                                                                   6,945,519
          2,420,233 Kraft Foods, Inc. Class A                                                            89,693,835
          2,832,100 Sara Lee Corp.                                                                       59,898,915
                                                                                                      -------------
                                                                                                        192,154,809

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
            173,700 MGM Mirage, Inc. (NON)                                                                5,655,672

Health Care Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
             82,000 AmerisourceBergen Corp.                                                               5,307,860
                600 Anthem, Inc. (NON)                                                                       31,920
          1,703,450 Cardinal Health, Inc.                                                               112,274,390
            139,700 CIGNA Corp.                                                                          12,852,400
            612,700 DaVita, Inc. (NON)                                                                   14,949,880
             83,100 Express Scripts, Inc. Class A (NON)                                                   3,805,149
          4,985,600 HCA, Inc.                                                                           211,888,000
            100,600 Lincare Holdings, Inc. (NON)                                                          2,673,948
            450,000 McKesson Corp.                                                                       17,325,000
            900,600 Tenet Healthcare Corp. (NON)                                                         57,449,274
            214,900 Triad Hospitals, Inc. (NON)                                                           6,812,330
             68,000 Trigon Healthcare, Inc. (NON)                                                         5,000,040
          1,288,700 UnitedHealth Group, Inc.                                                             95,814,845
             60,200 Universal Health Services, Inc. Class B (NON)                                         2,519,370
                                                                                                      -------------
                                                                                                        548,704,406

Insurance (2.7%)
-------------------------------------------------------------------------------------------------------------------
            897,900 ACE, Ltd. (Bermuda)                                                                  34,883,415
            349,234 AFLAC, Inc.                                                                           9,121,992
          6,639,546 American International Group, Inc.                                                  492,322,336
            316,900 Gallagher, Arthur J. & Co.                                                           10,457,700
            179,715 Loews Corp. - Carolina Group (NON)                                                    5,032,020
            146,800 PMI Group, Inc. (The)                                                                10,356,740
            756,700 Radian Group, Inc.                                                                   33,975,830
            845,200 XL Capital, Ltd. Class A (Bermuda)                                                   74,479,024
                                                                                                      -------------
                                                                                                        670,629,057

Investment Banking/Brokerage (1.8%)
-------------------------------------------------------------------------------------------------------------------
            517,842 Charles Schwab Corp. (The)                                                            7,441,390
            472,100 Federated Investors, Inc.                                                            15,102,479
          1,018,800 Goldman Sachs Group, Inc. (The)                                                      88,615,224
          2,362,680 JPMorgan Chase & Co.                                                                 80,449,254
          1,106,200 Merrill Lynch & Company, Inc.                                                        56,394,076
          3,456,300 Morgan Stanley Dean Witter & Co.                                                    190,096,500
             71,600 Stilwell Financial, Inc.                                                              1,822,220
             74,900 Waddell & Reed Financial, Inc.                                                        2,447,732
                                                                                                      -------------
                                                                                                        442,368,875

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
            979,500 Carnival Corp.                                                                       26,485,680
            286,900 Cendant Corp. (NON)                                                                   5,015,012
            914,500 Marriott International, Inc. Class A                                                 37,293,310
            629,300 Royal Caribbean Cruises, Ltd.                                                        11,365,158
                                                                                                      -------------
                                                                                                         80,159,160

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            358,200 Caterpillar, Inc.                                                                    18,010,296
             13,000 Deere (John) & Co.                                                                      571,610
            333,800 Parker-Hannifin Corp.                                                                16,369,552
                                                                                                      -------------
                                                                                                         34,951,458

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            469,917 Illinois Tool Works, Inc.                                                            33,542,675

Media (2.0%)
-------------------------------------------------------------------------------------------------------------------
         10,022,275 AOL Time Warner, Inc. (NON)                                                         263,686,055
          2,136,200 Fox Entertainment Group, Inc. Class A (NON)                                          44,967,010
          4,151,309 Liberty Media Corp. Class A (NON)                                                    53,967,017
          2,918,000 USA Networks, Inc. (NON)                                                             83,425,620
          2,911,800 Walt Disney Co. (The)                                                                61,322,508
                                                                                                      -------------
                                                                                                        507,368,210

Medical Technology (1.7%)
-------------------------------------------------------------------------------------------------------------------
            586,000 Baxter International, Inc.                                                           32,716,380
            301,100 Beckman Coulter, Inc.                                                                14,019,216
            236,600 Cytyc Corp. (NON)                                                                     5,373,186
            691,800 Guidant Corp. (NON)                                                                  33,240,990
          5,497,240 Medtronic, Inc.                                                                     270,849,015
              5,900 Serologicals Corp. (NON)                                                                120,767
            368,100 St. Jude Medical, Inc. (NON)                                                         29,190,330
            472,938 Stryker Corp.                                                                        27,780,378
             88,200 Varian Medical Systems, Inc. (NON)                                                    3,475,080
            392,030 Zimmer Holdings, Inc. (NON)                                                          12,752,736
                                                                                                      -------------
                                                                                                        429,518,078

Metals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            166,300 Alcoa, Inc.                                                                           5,961,855
            165,466 Barrick Gold Corp.                                                                    2,844,361
          3,354,400 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   52,160,920
             18,600 United States Steel Corp.                                                               371,628
                                                                                                      -------------
                                                                                                         61,338,764

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,109,510 Dynegy, Inc. Class A                                                                 74,161,814
            922,035 El Paso Corp.                                                                        34,991,228
          1,500,750 NiSource, Inc.                                                                       31,215,600
                                                                                                      -------------
                                                                                                        140,368,642

Office Equipment & Supplies (--%)
-------------------------------------------------------------------------------------------------------------------
             84,100 Pitney Bowes, Inc.                                                                    3,517,062

Oil & Gas (3.2%)
-------------------------------------------------------------------------------------------------------------------
            827,140 Anadarko Petroleum Corp.                                                             40,637,388
             10,900 BP PLC ADR (United Kingdom)                                                             509,248
            131,000 Burlington Resources, Inc.                                                            4,485,440
            188,500 EOG Resources, Inc.                                                                   6,407,115
         13,699,700 Exxon Mobil Corp.                                                                   534,973,285
            278,400 Murphy Oil Corp.                                                                     21,993,600
            312,518 Noble Drilling Corp. (NON)                                                            9,991,200
            943,900 Occidental Petroleum Corp.                                                           24,494,205
          1,613,700 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      80,636,589
             22,300 TotalFinaElf SA ADR (France)                                                          1,569,028
          1,481,900 Unocal Corp.                                                                         51,792,405
            368,300 Valero Energy Corp.                                                                  16,919,702
                                                                                                      -------------
                                                                                                        794,409,205

Paper & Forest Products (1.1%)
-------------------------------------------------------------------------------------------------------------------
            570,100 Boise Cascade Corp.                                                                  20,295,560
            767,200 International Paper Co.                                                              32,053,616
            159,100 Packaging Corp. Of America (NON)                                                      2,854,254
          3,353,600 Smurfit-Stone Container Corp. (NON)                                                  53,020,416
          2,768,200 Weyerhaeuser Co.                                                                    161,441,424
             14,100 Willamette Industries, Inc.                                                             781,845
                                                                                                      -------------
                                                                                                        270,447,115

Pharmaceuticals (13.6%)
-------------------------------------------------------------------------------------------------------------------
          2,834,800 Abbott Laboratories                                                                 163,567,960
          1,123,900 Allergan, Inc.                                                                       75,020,325
          5,767,400 American Home Products Corp.                                                        372,920,084
              2,900 Andrx Group (NON)                                                                       170,346
            506,100 AstraZeneca PLC ADR (United Kingdom)                                                 23,781,639
          4,119,850 Bristol-Myers Squibb Co.                                                            186,917,595
              2,600 Enzon, Inc. (NON)                                                                       136,968
            186,400 GlaxoSmithKline PLC ADR (United Kingdom)                                              8,988,208
             75,200 ICN Pharmaceuticals, Inc.                                                             2,407,904
         10,411,724 Johnson & Johnson                                                                   598,778,247
            592,900 King Pharmaceuticals, Inc. (NON)                                                     21,581,560
          1,563,313 Lilly (Eli) & Co.                                                                   117,404,806
             91,900 Medicis Pharmaceutical Corp. Class A (NON)                                            5,326,524
          6,418,700 Merck & Company, Inc.                                                               379,858,666
         24,405,306 Pfizer, Inc.                                                                      1,016,969,101
          5,993,477 Pharmacia Corp.                                                                     242,735,819
          5,341,850 Schering-Plough Corp.                                                               172,969,103
                                                                                                      -------------
                                                                                                      3,389,534,855

Photography/Imaging (--%)
-------------------------------------------------------------------------------------------------------------------
            722,200 Xerox Corp.                                                                           8,182,526

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,714,473 Mirant Corp. (NON)                                                                   27,171,875
            146,900 Orion Power Holdings, Inc. (NON)                                                      3,907,540
                                                                                                      -------------
                                                                                                         31,079,415

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
             86,600 Dow Jones & Co., Inc.                                                                 4,481,550
             12,400 Gannett Co., Inc.                                                                       836,380
            372,500 Knight-Ridder, Inc.                                                                  23,188,125
            643,900 McGraw-Hill Companies, Inc. (The)                                                    41,261,112
            971,000 Tribune Co.                                                                          36,092,070
                                                                                                      -------------
                                                                                                        105,859,237

Railroads (0.4%)
-------------------------------------------------------------------------------------------------------------------
            734,300 Burlington Northern Santa Fe Corp.                                                   20,736,632
            128,300 Canadian National Railway Co. (Canada)                                                6,268,738
            179,800 CSX Corp.                                                                             7,192,000
            854,500 Union Pacific Corp.                                                                  53,021,725
                                                                                                      -------------
                                                                                                         87,219,095

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,362,800 Equity Office Properties Trust (R)                                                   39,235,012

Regional Bells (2.2%)
-------------------------------------------------------------------------------------------------------------------
            604,600 BellSouth Corp.                                                                      24,184,013
          7,210,380 SBC Communications, Inc.                                                            270,028,731
          5,239,930 Verizon Communications, Inc.                                                        242,870,756
                                                                                                      -------------
                                                                                                        537,083,500

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
             32,200 Darden Restaurants, Inc.                                                              1,326,640
          2,083,800 McDonald's Corp.                                                                     56,637,684
            212,400 Starbucks Corp. (NON)                                                                 5,048,748
          1,394,000 Tricon Global Restaurants, Inc. (NON)                                                77,785,200
                                                                                                      -------------
                                                                                                        140,798,272

Retail (7.9%)
-------------------------------------------------------------------------------------------------------------------
            560,000 99 Cents Only Stores (NON)                                                           19,941,600
            514,000 AutoZone, Inc. (NON)                                                                 34,772,100
             52,300 Barnes & Noble, Inc. (NON)                                                            1,820,563
            973,407 Bed Bath & Beyond, Inc. (NON)                                                        33,660,414
            179,300 Best Buy Companies, Inc. (NON)                                                       13,268,200
            217,500 Blockbuster, Inc. Class A                                                             4,241,250
            169,300 Circuit City Stores-Circuit City Group                                                5,051,912
          1,194,345 CVS Corp.                                                                            32,486,184
             25,700 Dollar Tree Stores, Inc. (NON)                                                          848,357
            602,000 Family Dollar Stores, Inc.                                                           20,305,460
            662,700 Federated Department Stores, Inc. (NON)                                              27,581,574
             38,300 Foot Locker, Inc. (NON)                                                                 593,650
          6,006,809 Home Depot, Inc. (The)                                                              300,886,683
          5,084,700 Intimate Brands, Inc.                                                                92,795,775
          1,019,800 J.C. Penney Co., Inc.                                                                25,362,426
             97,900 Jones Apparel Group, Inc. (NON)                                                       3,247,343
             75,500 Kohl's Corp. (NON)                                                                    5,004,895
          3,993,728 Kroger Co. (NON)                                                                     82,270,797
          2,203,500 Limited, Inc. (The)                                                                  40,874,925
          5,007,400 Lowe's Companies, Inc.                                                              230,690,918
          2,187,600 Office Depot, Inc. (NON)                                                             35,986,020
          5,487,633 Rite Aid Corp. (NON)                                                                 13,060,567
            916,150 Safeway, Inc. (NON)                                                                  37,058,268
          1,832,200 Staples, Inc. (NON)                                                                  33,382,684
          2,281,300 Target Corp.                                                                        101,312,533
          6,278,487 TJX Companies, Inc. (The)                                                           259,552,653
          7,862,500 Wal-Mart Stores, Inc.                                                               471,592,750
            118,800 Walgreen Co.                                                                          4,310,064
            601,900 Whole Foods Market, Inc. (NON)                                                       25,761,320
                                                                                                      -------------
                                                                                                      1,957,721,885

Semiconductor (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,914,271 Applied Materials, Inc. (NON)                                                        83,557,929
            687,700 KLA-Tencor Corp. (NON)                                                               39,391,456
            392,600 LAM Research Corp. (NON)                                                              9,131,876
                                                                                                      -------------
                                                                                                        132,081,261

Software (6.5%)
-------------------------------------------------------------------------------------------------------------------
            670,950 Activision, Inc. (NON)                                                               17,632,566
            394,000 Adobe Systems, Inc.                                                                  13,277,800
            117,900 BEA Systems, Inc. (NON)                                                               2,137,527
          2,279,260 BMC Software, Inc. (NON)                                                             40,274,524
            304,200 Check Point Software Technologies, Ltd. (Israel) (NON)                               11,103,300
            279,800 Citrix Systems, Inc. (NON)                                                            4,820,954
            758,300 Compuware Corp. (NON)                                                                10,312,880
            746,040 Electronic Arts, Inc. (NON)                                                          39,592,343
         17,002,312 Microsoft Corp. (NON) (SEG)                                                       1,083,217,298
            447,700 Network Associates, Inc. (NON)                                                       13,426,523
         12,309,950 Oracle Corp. (NON)                                                                  212,469,737
            908,400 PeopleSoft, Inc. (NON)                                                               29,513,916
            219,200 Quest Software, Inc. (NON)                                                            5,223,536
            435,653 Rational Software Corp. (NON)                                                        10,229,132
            225,800 Retek, Inc. (NON)                                                                     5,453,070
          1,283,800 Siebel Systems, Inc. (NON)                                                           45,433,682
            303,400 Symantec Corp. (NON)                                                                 23,865,444
          1,428,073 VERITAS Software Corp. (NON)                                                         60,764,506
                                                                                                      -------------
                                                                                                      1,628,748,738

Technology Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,039,357 Accenture, Ltd. Class A (Bermuda) (NON)                                              52,574,623
             87,800 Affiliated Computer Services, Inc. Class A (NON)                                      8,398,070
          2,981,000 Automatic Data Processing, Inc.                                                     160,974,000
            432,700 Computer Sciences Corp. (NON)                                                        19,255,150
            304,261 Convergys Corp. (NON)                                                                 9,642,031
             79,300 DST Systems, Inc. (NON)                                                               3,463,824
            348,373 Electronic Data Systems Corp.                                                        21,811,634
             98,900 Fiserv, Inc. (NON)                                                                    4,197,316
             77,600 KPMG Consulting, Inc. (NON)                                                           1,288,160
            354,400 SunGard Data Systems, Inc. (NON)                                                     10,628,456
          1,315,900 Unisys Corp. (NON)                                                                   16,448,750
                                                                                                      -------------
                                                                                                        308,682,014

Telecommunications (1.7%)
-------------------------------------------------------------------------------------------------------------------
            104,799 Adelphia Business Solutions, Inc. (NON)                                                  11,528
          3,348,750 AT&T Corp.                                                                           59,272,875
          1,642,442 AT&T Wireless Services, Inc. (NON)                                                   18,888,083
            604,000 Citizens Communications Co. (NON)                                                     6,046,040
          1,306,800 General Motors Corp. Class H (NON)                                                   20,516,760
              8,500 Level 3 Communications, Inc. (NON)                                                       25,500
          5,113,570 Nextel Communications, Inc. Class A (NON)                                            41,164,239
          6,722,900 Qwest Communications International, Inc.                                             70,590,450
          1,728,250 Sprint Corp. (FON Group)                                                             30,590,025
          7,611,496 Sprint Corp. (PCS Group) (NON)                                                      124,676,304
             79,300 Telephone and Data Systems, Inc.                                                      6,859,450
            122,300 Time Warner Telecom, Inc. Class A (NON)                                               1,604,576
            126,200 Triton PCS Holdings, Inc. Class A (NON)                                               1,769,324
          3,095,300 WorldCom, Inc.-WorldCom Group (NON)                                                  31,107,765
                                                                                                      -------------
                                                                                                        413,122,919

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
              8,500 Nike, Inc.                                                                              509,235
          1,852,500 Reebok International, Ltd. (NON)                                                     54,871,050
                                                                                                      -------------
                                                                                                         55,380,285

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------------------------------------------
            505,400 Goodyear Tire & Rubber Co. (The)                                                     12,068,952

Tobacco (2.2%)
-------------------------------------------------------------------------------------------------------------------
         10,800,555 Philip Morris Companies, Inc.                                                       541,215,811
             12,200 R.J. Reynolds Tobacco Holdings, Inc.                                                    728,950
            107,400 UST, Inc.                                                                             3,753,630
                                                                                                      -------------
                                                                                                        545,698,391

Toys (0.3%)
-------------------------------------------------------------------------------------------------------------------
          4,007,400 Mattel, Inc.                                                                         76,140,600

Waste Management (0.4%)
-------------------------------------------------------------------------------------------------------------------
            994,900 Allied Waste Industries, Inc. (NON)                                                  10,924,002
          2,940,300 Waste Management, Inc.                                                               84,739,446
                                                                                                    ---------------
                                                                                                         95,663,448
                                                                                                    ---------------
                    Total Common Stocks (cost $23,802,071,535)                                      $24,825,887,575

UNITS (--%) (cost $1,030,986) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            820,000 Waste Management, Inc. Put Spread Warrants
                    (issued by Salomon Smith Barney Holdings, Inc.)
                    expiration 3/6/02                                                               $     1,030,986

PURCHASED OPTIONS OUTSTANDING (--%) (cost $238,875) (a)
                                                                                      EXPIRATION DATE/
CONTRACT AMOUNT                                                                         STRIKE PRICE          VALUE
-------------------------------------------------------------------------------------------------------------------
$           273,000 Clear Channel Communications, Inc.                                    Feb-02/
                                                                                          $43.425   $       188,616

SHORT-TERM INVESTMENTS (1.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        10,000,000 BP Amoco Capital PLC ADR effective yield of 1.92%,
                    February 1, 2002                                                                $     9,999,467
         39,652,000 Citicorp. effective yield of 1.92%, February 1, 2002                                 39,649,885
         40,000,000 CXC Inc. effective yield of 1.76%, March 13, 2002                                    39,921,778
        357,522,468 Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31%
                    and due dates ranging from February 1, 2002 to
                    March 28, 2002 (d)                                                                  357,114,711
         30,302,000 Interest in $450,000,000 joint repurchase agreement dated January 31, 2002 with Morgan Stanley, Dean
                    Witter & Co. due February 1, 2001 with respect
                    to various U.S. Government obligations -- maturity
                    value of $30,303,616 for an effective yield
                    of 1.92%                                                                             30,302,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $476,987,841)                                $   476,987,841
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $24,280,329,237)                                        $25,304,095,018
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $24,888,488,367.

  (b) The aggregate identified cost on a tax basis is $24,663,223,280, resulting in gross unrealized appreciation and depreciation of $2,820,214,039 and $2,179,342,301, respectively, or net unrealized appreciation of $640,871,738.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2002.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to the Financial statements.


------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2002
                                    Aggregate Face  Expiration      Unrealized
                       Total Value           Value        Date    Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $1,695,600      $1,693,226      Mar-02          $2,374
------------------------------------------------------------------------------
Swap Contracts outstanding at January 31, 2002
                                          Notional Termination      Unrealized
                                            Amount        Date    Appreciation
------------------------------------------------------------------------------
Agreement with Lehman Brothers
Finance S.A. dated March 13,
2001 to receive monthly the
notional  amount multiplied by the
return of Adobe Systems, Inc. and
pay the notional amount multiplied
by one month USD LIBOR adjusted by
a specified spread.                     $4,114,863    03/13/02        $834,827
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $332,226,423 of securities
on loan (identified cost $24,280,329,237) (Note 1)                          $25,304,095,018
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        18,510,929
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           21,501,391
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  157,298,994
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             22,350
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                         834,827
-------------------------------------------------------------------------------------------
Total assets                                                                 25,502,263,509

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    999,939
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                164,773,490
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       43,184,281
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     28,888,393
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        8,760,153
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       714,012
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,331
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            8,694,625
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              357,114,711
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              638,207
-------------------------------------------------------------------------------------------
Total liabilities                                                               613,775,142
-------------------------------------------------------------------------------------------
Net assets                                                                  $24,888,488,367

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $26,249,470,285
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      7,294,133
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                       (2,392,859,172)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                  1,024,583,121
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding   $24,888,488,367

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($15,668,292,323 divided by 920,728,515 shares)                                      $17.02
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.02)*                              $18.06
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($5,569,653,846 divided by 365,724,934 shares)**                                     $15.23
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($216,237,082 divided by 12,932,982 shares)**                                        $16.72
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($448,726,810 divided by 27,589,159 shares)                                          $16.26
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.26)*                              $16.85
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($2,985,578,306 divided by 170,805,723 shares)                                       $17.48
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended January 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $393,023)                                   $  151,843,346
-------------------------------------------------------------------------------------------
Interest                                                                          5,244,850
-------------------------------------------------------------------------------------------
Securities lending                                                                  502,766
-------------------------------------------------------------------------------------------
Total investment income                                                         157,590,962

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 59,234,583
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   21,349,854
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   188,354
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     44,136
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            19,923,587
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            30,337,645
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,098,629
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,719,413
-------------------------------------------------------------------------------------------
Other                                                                             7,561,717
-------------------------------------------------------------------------------------------
Total expenses                                                                  141,457,918
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,105,009)
-------------------------------------------------------------------------------------------
Net expenses                                                                    140,352,909
-------------------------------------------------------------------------------------------
Net investment Income                                                            17,238,053
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                             (1,998,535,965)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (18,967,799)
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                             (5,239,300)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              28
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                     11,391,038
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                               3,617
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, swap contracts
and futures contracts during the period                                        (665,171,004)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (2,676,519,385)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(2,659,281,332)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                             2002*            2001
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                             $    17,238,053  $    50,976,307
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                      (2,011,351,998)   1,653,354,922
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (665,167,387) (13,822,374,195)
--------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                                          (2,659,281,332) (12,118,042,966)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                            (37,163,823)      (6,027,144)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (2,999,998)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (70,453)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (176,922)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (15,118,379)      (1,096,178)
--------------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                           (659,215,436)  (2,163,622,749)
--------------------------------------------------------------------------------------------------
   Class B                                                           (274,207,832)  (1,076,938,676)
--------------------------------------------------------------------------------------------------
   Class C                                                             (9,327,036)     (25,291,165)
--------------------------------------------------------------------------------------------------
   Class M                                                            (19,932,182)     (63,511,550)
--------------------------------------------------------------------------------------------------
   Class Y                                                           (121,109,593)    (393,505,741)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions
(Note 4)                                                             (308,244,520)   2,519,405,890
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (4,103,600,133) (13,331,877,652)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                28,992,088,500   42,323,966,152
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $7,294,133 and $42,338,282, respectively)               $24,888,488,367  $28,992,088,500
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.






FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                       Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.53       $30.22       $24.25       $21.36       $19.49       $15.73
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .03          .08         (.11)        (.05)        (.04)          --(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.75)       (8.17)        9.06         4.53         3.12         4.85
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.72)       (8.09)        8.95         4.48         3.08         4.85
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.04)        (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.79)       (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.02       $19.53       $30.22       $24.25       $21.36       $19.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.99)*     (28.54)       37.76        22.40        16.83        32.22
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $15,668,292  $17,683,446  $25,277,820  $17,180,288  $13,854,611  $11,158,273
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .48*         .88          .86          .90          .96         1.02
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .15*         .33         (.37)        (.25)        (.20)          --
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.00*      140.30        76.95        85.05        60.04        59.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                       Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.59       $27.68       $22.57       $20.14       $18.57       $15.15
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.09)        (.31)        (.21)        (.18)        (.12)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.57)       (7.40)        8.40         4.23         2.96         4.63
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.61)       (7.49)        8.09         4.02         2.78         4.51
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.75)       (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.23       $17.59       $27.68       $22.57       $20.14       $18.57
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (9.36)*     (29.02)       36.69        21.43        16.02        31.17
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $5,569,654   $7,170,549  $11,692,070   $8,433,131   $7,263,280   $5,664,375
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85*        1.63         1.61         1.65         1.71         1.77
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.22)*       (.42)       (1.12)       (1.00)        (.95)        (.75)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.00*      140.30        76.95        85.05        60.04        59.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                      Six months
                                       ended                             For the period
Per-share                            January 31                           July 26, 1999+
operating performance               (Unaudited)     Year ended July 31      to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.23       $30.00       $24.25       $24.64
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.09)        (.33)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.72)       (8.08)        9.06         (.39)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.76)       (8.17)        8.73         (.39)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)          --
----------------------------------------------------------------------------------------
Total distributions                     (.75)       (2.60)       (2.98)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.72       $19.23       $30.00       $24.25
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (9.34)*     (29.05)       36.79        (1.58)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $216,237     $244,232     $219,658         $822
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .85*        1.63         1.61          .03*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.22)*       (.40)       (1.09)        (.02)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.00*      140.30        76.95        85.05
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                       Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.71       $29.20       $23.61       $20.93       $19.22       $15.60
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.04)        (.25)        (.16)        (.14)        (.08)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.68)       (7.85)        8.82         4.43         3.06         4.79
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.70)       (7.89)        8.57         4.27         2.92         4.71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.75)       (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.26       $18.71       $29.20       $23.61       $20.93       $19.22
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (9.28)*     (28.87)       37.13        21.83        16.21        31.57
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $448,727     $510,434     $674,784     $390,975     $322,277     $208,656
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .72*        1.38         1.36         1.40         1.46         1.52
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.10)*       (.17)        (.87)        (.75)        (.69)        (.50)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.00*      140.30        76.95        85.05        60.04        59.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.07       $30.89       $24.69       $21.66       $19.70       $15.85
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .05          .14         (.04)          --(d)       .01          .04
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.80)       (8.36)        9.22         4.62         3.16         4.90
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.75)       (8.22)        9.18         4.62         3.17         4.94
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.84)       (2.60)       (2.98)       (1.59)       (1.21)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.48       $20.07       $30.89       $24.69       $21.66       $19.70
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (8.90)*     (28.33)       38.04        22.75        17.12        32.56
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,985,578   $3,383,428   $4,459,634   $2,406,418   $1,476,485   $1,061,087
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .35*         .63          .61          .65          .71          .77
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .28*         .58         (.12)          --          .06          .25
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 35.00*      140.30        76.95        85.05        60.04        59.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $.01 per share.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and Options Contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $332,226,423. The fund received cash collateral of $357,114,711, which is pooled with collateral of other Putnam funds into 55 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At January 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2002, the fund's expenses were reduced by $1,105,009 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,358 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $1,253,785 and $16,311 from the sale of class A and class M shares, respectively, and received $5,141,618 and $32,331 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received $68,992 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,817,469,595 and $9,609,622,155, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                             Contract              Premiums
                                              Amounts              Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                         $         --        $         --

Options opened                               2,182,925           3,020,378

Options expired                               (238,000)           (321,300)

Options closed                              (1,944,925)         (2,699,078)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                               $         --        $         --
---------------------------------------------------------------------------


Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 89,703,559      $1,554,745,916
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               37,594,285         666,922,911
---------------------------------------------------------------------------
                                           127,297,844       2,221,668,827

Shares
repurchased                               (111,941,135)     (1,937,376,699)
---------------------------------------------------------------------------
Net increase                                15,356,709      $  284,292,128
---------------------------------------------------------------------------

                                               Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                181,547,941      $4,337,064,861
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               84,719,704       2,079,871,162
---------------------------------------------------------------------------
                                           266,267,645       6,416,936,023

Shares
repurchased                               (197,493,436)     (4,642,155,393)
---------------------------------------------------------------------------
Net increase                                68,774,209      $1,774,780,630
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,739,570      $  309,068,605
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               16,103,791         255,888,210
---------------------------------------------------------------------------
                                            35,843,361         564,956,815

Shares
repurchased                                (77,858,726)     (1,206,749,139)
---------------------------------------------------------------------------
Net decrease                               (42,015,365)     $ (641,792,324)
---------------------------------------------------------------------------

                                               Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,856,334      $1,365,994,228
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               45,100,846       1,001,688,814
---------------------------------------------------------------------------
                                           105,957,180       2,367,683,042

Shares
repurchased                               (120,675,719)     (2,511,506,823)
---------------------------------------------------------------------------
Net decrease                               (14,718,539)     $ (143,823,781)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,421,253      $   41,524,914
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  483,745           8,441,374
---------------------------------------------------------------------------
                                             2,904,998          49,966,288

Shares
repurchased                                 (2,671,066)        (45,669,713)
---------------------------------------------------------------------------
Net increase                                   233,932      $    4,296,575
---------------------------------------------------------------------------

                                               Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,451,606      $  184,258,767
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  938,316          22,791,711
---------------------------------------------------------------------------
                                             8,389,922         207,050,478

Shares
repurchased                                 (3,012,383)        (66,861,681)
---------------------------------------------------------------------------
Net increase                                 5,377,539      $  140,188,797
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,379,155      $   39,538,258
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,152,627          19,548,549
---------------------------------------------------------------------------
                                             3,531,782          59,086,807

Shares
repurchased                                 (3,228,366)        (53,469,317)
---------------------------------------------------------------------------
Net increase                                   303,416      $    5,617,490
---------------------------------------------------------------------------

                                               Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,339,607      $  178,420,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,630,723          62,058,767
---------------------------------------------------------------------------
                                             9,970,330         240,479,269

Shares
repurchased                                 (5,791,628)       (131,420,366)
---------------------------------------------------------------------------
Net increase                                 4,178,702      $  109,058,903
---------------------------------------------------------------------------
                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,985,085      $  338,712,246
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,480,477         136,219,468
---------------------------------------------------------------------------
                                            26,465,562         474,931,714

Shares
repurchased                                (24,267,414)       (435,590,103)
---------------------------------------------------------------------------
Net increase                                 2,198,148      $   39,341,611
---------------------------------------------------------------------------

                                               Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,735,402      $1,148,833,986
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               15,670,970         394,601,919
---------------------------------------------------------------------------
                                            61,406,372       1,543,435,905

Shares
repurchased                                (37,167,368)       (904,234,564)
---------------------------------------------------------------------------
Net increase                                24,239,004      $  639,201,341
---------------------------------------------------------------------------

FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin Scott
Vice President

C. Beth Cotner
Vice President

Paul Warren
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA016-79237  007/883/530  3/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Voyager Fund
Supplement to semiannual Report dated 1/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class
Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class
A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 1/31/02

                                                       NAV
6 months                                              -8.90%
1 year                                               -24.04
5 years                                               50.25
Annual average                                         8.48
10 years                                             226.33
Annual average                                        12.56
Life of fund (since class A inception, 4/1/69)        13.02
Annual average

Share value:                                           NAV
7/31/01                                              $20.07
1/31/02                                               17.48
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     1       $0.093         $0.745         $0.838
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.